Borrowings - Schedule Of Debt (Detail) - USD ($) $ in Thousands	Jun. 30, 2022	Jun. 30, 2021	Jun. 30, 2020
Current liabilities
Convertible notes	$ 0	$ 36,546
Other borrowings	74	25
Total current borrowings	74	36,571
Non-current liabilities
Interest-bearing borrowings	88,269	38,350
Related party borrowings	0	6,392
Borrowing costs	0	(981)
Total non-current borrowings	88,269	43,761
Total borrowings	$ 88,343	$ 80,332	$ 35,543